Exhibit 32

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Curative Health Services, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Joseph Feshbach, as Chief Executive Officer of the Company, and Thomas Axmacher, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Joseph Feshbach
                                            ------------------------------------
                                            Joseph Feshbach
                                            Chief Executive Officer
                                            November 9, 2004


                                        /s/ Thomas Axmacher
                                            ------------------------------------
                                            Thomas Axmacher
                                            Chief Financial Officer
                                            November 9, 2004